Exhibit 10.26

                        FRONTIER OIL EXPLORATION COMPANY

                        1995 STOCK OPTION AND AWARD PLAN

         Frontier Oil Exploration Company, a Nevada corporation (the "Company"), hereby adopts this "Frontier Oil Exploration Company 1995 Stock Option and Award Plan" (the "Plan"), effective as of the 31st day of August, 1995, under which options to acquire stock of the Company or bonus stock may be granted from time to time to employees, including officers and directors, of the Company or its subsidiaries. In addition, at the discretion of the board of directors or other administrator of this Plan, options to acquire stock of the Company or bonus stock may from time to time be granted under this Plan to other individuals who contribute to the success of the Company or its subsidiaries but who are not employees of the Company, all on the terms and conditions set forth herein

         1. Purpose of the Plan. The Plan is intended to aid the Company in maintaining and developing a management team, attracting qualified officers and employees capable of assisting in the future success of the Company, and rewarding those individuals who have contributed to the success of the Company. It is designed to aid the Company in retaining the services of executives and employees and in attracting new personnel when needed for future operations and growth and to provide such personnel with an incentive to remain employees of the Company, to use their best efforts to promote the success of the Company's business, and to provide them with an opportunity to obtain or increase a proprietary interest in the Company. It is also designed to permit the Company to reward those individuals who are not employees of the Company but who are perceived by management as having contributed to the success of the Company or who are important to the continued business and operations of the Company. The above aims will be effectuated through the granting of options ("Options") to purchase shares of common stock of the Company, par value $0.001 per share (the "Stock"), or the granting of awards of bonus stock ("Stock Awards"), all subject to the terms and conditions of this Plan. It is intended that the Options issued pursuant to this Plan include, when designated as such at the time of grant, options which qualify as Incentive Stock Options ("Incentive Options") within the meaning of section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or any amendment or successor provision of like tenor. If the Company has a class of securities registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), it is intended that this Plan will comply with the applicable provisions of Rule 16b-3 ("Rule 16b-3") promulgated under the Exchange Act or any amendment or successor rule of like tenor.

         2. Shareholder Approval. The Plan shall become effective immediately on adoption by the board of directors of the Company (the "Board"). However, any rights granted under the Plan shall be conditioned on the approval of the Plan by the Company's shareholders in the manner set forth below:

                  (a) Within twelve months after the Plan has been adopted by the Board, the Plan shall be submitted for approval by those shareholders of the Company who are entitled to vote on such matters at a duly held shareholders' meeting or approved by the unanimous written consent of the holders of the issued and outstanding Stock of the Company. If the Plan is presented at a shareholders' meeting, it shall be approved by the affirmative vote of the holders of a majority of the issued and outstanding Stock in attendance, in person or by proxy, at such meeting. Notwithstanding the foregoing, the Plan may be approved by the shareholders in any other manner not inconsistent with the Company's articles of incorporation and bylaws, the applicable provisions of state corporate laws, and the applicable provisions of the Code and regulations adopted thereunder.

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                  (b) In the event the Plan is so approved, the secretary of the
         Company shall, as soon as practicable following the date of final approval, prepare and attach to this Plan certified copies of all relevant resolutions adopted by the shareholders and the Board. On such approval, all Options previously granted under this Plan shall remain in full force and effect, subject to the terms of this Plan, and shall be deemed to have been granted as of the date of the action taken by the Board or other administrator of this Plan in awarding such Options, provided that, to the extent that the reporting requirements of Rule 16a-3 promulgated under the Exchange Act or Rule 16b-3 is applicable to such grant, the Option shall be deemed to have been granted as of the date of approval by the shareholders.

                  (c) In the event the Plan is not approved by the shareholders on or before the date that is twelve months subsequent to the adoption of this Plan by the Board, all Options previously granted under the Plan shall remain in full force and effect, subject to the terms of this Plan, and shall be deemed to have been granted as of the date of the action taken by the Board or other administrator of this Plan in awarding such Options, provided that, to the extent that the reporting requirements of Rule 16a-3 promulgated under the Exchange Act or Rule 16b-3 are applicable to such grant, the Option shall be deemed to have been granted as of the date that is one year subsequent to the date of this Plan and any Options granted thereafter shall be deemed to be granted as of the date of the grant under the terms of this Plan. As a result of the failure to obtain shareholder approval within the time specified, none of the Options issued under this Plan will qualify as Incentive Options and none of the Options deemed issued prior to shareholder approval will qualify for the exemption provided in Rule 16b-3.

         3. Administration of the Plan. Administration of the Plan shall be determined by the Board. Subject to compliance with applicable provisions of the governing law, the Board may delegate administration of the Plan or specific administrative duties with respect to the Plan, on such terms and to such committees of the Board as it deems proper. Any Option or Stock Award approved by the Board shall be approved by a majority vote of those members of the Board in attendance at a meeting at which a quorum is present. Any Option or Stock Award approved by a committee designated by the Board shall be approved as specified by the Board at the time of delegation. The interpretation and construction of the terms of the Plan by the Board or a duly authorized committee shall be final and binding on all participants in the Plan absent a showing of demonstrable error. No member of the Board or duly authorized committee shall be liable for any action taken or determination made in good faith with respect to the Plan.

         Transactions under this Plan involving officers, directors, and beneficial owners of more than 10% of any class of equity security registered pursuant to section 12 of the Exchange Act are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provisions of the Plan, or any action taken by an administrator fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Board or the duly authorized committee.

         4. Shares of Stock Subject to the Plan. A total of 500,000 shares of Stock may be subject to, or issued pursuant to, Options or Stock Awards granted under the terms of this Plan. To the extent permitted for plans qualifying under Rule 16b-3, (i) any shares subject to an Option or Stock Award under the Plan, which Option or Stock Award for any reason expires or is forfeited, terminated, or surrendered unexercised as to such shares, shall be added back to the total number of shares reserved for issuance under the terms of this Plan, and (ii) if any right to acquire Stock granted under the Plan is exercised by the delivery of shares of Stock or the relinquishment of rights to shares of Stock, only the net shares of Stock issued (the shares of Stock issued less the shares of Stock surrendered) shall count against the total number of shares reserved for issuance under the terms of this Plan.

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         5. Reservation of Stock on Granting of Option. At the time of granting any Option under the terms of this Plan, there will be reserved for issuance on the exercise of the Option the number of shares of Stock of the Company subject to such Option. The Company may reserve either authorized but unissued shares or issued shares that have been reacquired by the Company.

         6. Eligibility. Options or Stock Awards under the Plan may be granted to employees, including officers and directors, of the Company or its subsidiaries, as may be existing from time to time, and to other individuals who are not employees of the Company as may be deemed in the best interest of the Company by the Board or a duly authorized committee. Such Options or Stock Awards shall be in the amounts, and shall have the rights and be subject to the restrictions, as may be determined by the Board or a duly authorized committee at the time of grant, all as may be within the general provisions of this Plan.

         7. Term of Options and Certain Limitations on Right to Exercise.

                  (a) Each Option shall have the term established by the Board or duly authorized committee at the time the Option is granted but in no event may an Option have a term in excess of ten years.

                  (b) The term of the Option, once it is granted, may be reduced only as provided for in this Plan or under the written provisions of the Option.

                  (c) Unless otherwise specifically provided by the written provisions of the Option, no holder or his or her legal representative, legatee, or distributee will be, or shall be deemed to be, a holder of any shares subject to an Option unless and until the holder exercises his or her right to acquire all or a portion of the Stock subject to the Option and delivers the required consideration to the Company in accordance with the terms of this Plan and then only to the extent of the number of shares of Stock acquired. Except as specifically provided in this Plan or as otherwise specifically provided by the written provisions of the Option, no adjustment to the exercise price or the number of shares of Stock subject to the Option shall be made for dividends or other rights for which the record date is prior to the date the Stock subject to the Option is acquired by the holder.

                  (d) Options under the Plan shall vest and become exercisable at such time or times and on such terms as the Board or a duly authorized committee may determine at the time of the grant of the Option.

                  (e) Options granted under the Plan shall contain such other provisions, including, without limitation, further restrictions on the vesting and exercise of the Option, as the Board or a duly authorized committee shall deem advisable.

                  (f) In no event may an Option be exercised after the expiration of its term.

         8. Exercise Price. The exercise price of each Option issued under the Plan shall be determined by the Board or a duly authorized committee on the date of grant.

         9. Payment of Exercise Price. The exercise of any Option shall be contingent on receipt by the Company of cash, certified bank check to its order, or other consideration acceptable to the Company; provided that, at the discretion of the Board or a duly authorized committee, the written provisions

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of the Option may provide that payment can be made in whole or in part in shares of Stock of the Company or by the surrender of Options to acquire Stock from the Company, which Stock or Options shall be valued at their then fair market value as determined by the Board or a duly authorized committee; provided however, that if, at the time of grant of an Option, the Company is subject to the provisions of section 16(b) of the Exchange Act, such Stock and/or Options surrendered must have been owned by the optionee for more than six months. Any consideration approved by the Board or a duly authorized committee that calls for the payment of the exercise price over a period of more than one year shall provide for interest, which shall not be included as part of the exercise price, that is equal to or exceeds the imputed interest provided for in section 483 of the Code or any amendment or successor section of like tenor.

         10. Withholding. If the grant of a Stock Award or the grant or exercise of an Option pursuant to this Plan is subject to withholding or other trust fund payment requirements of the Code or applicable state or local laws, such requirements may, at the discretion of the Board or a duly authorized committee at the time of the grant of the Stock Award or Option and to the extent permitted by the terms of the Option or Stock Award and the then governing provisions of the Code and the Exchange Act, be met (i) by the holder of the Option or Stock Award either delivering shares of Stock or canceling Options or other rights to acquire Stock from the Company with a fair market value equal to such requirements and, if the Company is then subject to the provisions of section 16(b) of the Exchange Act, which have been held for more than six months; (ii) by the Company withholding shares of Stock subject to the Option or Stock Award with a fair market value equal to such requirements; or (iii) by the Company making such withholding or other trust fund payment and the Option holder or award recipient reimbursing the Company such amount paid within 10 days after written demand therefor from the Company.

         11. Incentive Options--Additional Provisions. In addition to the other restrictions and provisions of this Plan, any Option granted hereunder that is intended to be an Incentive Option shall meet the following further requirements:

                  (a) The exercise price of an Incentive Option shall not be less than the fair market value of the Stock on the date of grant as determined by the Board or a duly authorized committee based on the closing price for the Stock over the five-day trading period immediately prior to the date of grant or any other basis permitted by the applicable provisions of the Code.

                  (b) No Incentive Option may be granted under the Plan to any individual that owns (either of record or beneficially) Stock possessing more than 10% of the combined voting power of the Company or any parent or subsidiary corporation unless both the exercise price is at least 110% of the fair market value of the Stock on the date the Option is granted and the Incentive Option by its terms is not exercisable more than five years after the date it is granted.

                  (c) Incentive Options may be granted only to employees of the Company or its subsidiaries and only in connection with that employee's employment by the Company or the subsidiary. Notwithstanding the above, directors and other individuals who have contributed to the success of the Company or its subsidiaries may be granted Incentive Options under the Plan, subject to, and to the extent permitted by, applicable provisions of the Code and regulations promulgated thereunder, as they may be amended from time to time.

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                  (d) The aggregate fair market value (determined as of the date the Incentive Option is granted) of the shares of Stock with respect to which Incentive Options are exercisable for the first time by any individual during any calendar year under the Plan (and all other plans of the Company and its subsidiaries) may not exceed $100,000.

                  (e) No Incentive Option shall be transferable other than by will or the laws of descent and distribution and shall be exercisable, during the lifetime of the optionee, only by the optionee to whom the Incentive Option is granted.

                  (f) No individual acquiring shares of Stock pursuant to any Incentive Option granted under this Plan shall sell, transfer, or otherwise convey the Stock until after the date that is both two years after the date the Incentive Option was granted and one year after the date the Stock was acquired pursuant to the exercise of the Incentive Option. If any individual makes a disqualifying disposition, he or she shall notify the Company within 30 days of such transaction.

                  (g) No Incentive Option may be exercised unless the holder was, within three months of such exercise, and had been since the date the Incentive Option was granted, an eligible employee of the Company as specified in the applicable provisions of the Code, unless the employment was terminated as a result of the death or disability (as defined in the Code and the regulations promulgated thereunder as they may be amended from time to time) of the employee or the employee dies within three months of the termination. In the event of termination as a result of disability, the holder shall have a one year period following termination in which to exercise the Incentive Option. In the event of death of the holder, the Incentive Option must be exercised within six months after the issuance of letters testamentary or administration or the appointment of an administrator, executor, or personal representative, but not later than one year after the date of termination of employment. An authorized absence or leave approved by the Board or a duly authorized committee for a period of 90 days or less shall not be considered an interruption of employment for any purpose under the Plan.

                  (h) All Incentive Options shall be deemed to contain such other limitations and restrictions as are necessary to conform the Incentive Option to the requirements for "incentive stock options" as defined in section 422 of the Code, or any amendment or successor statute of like tenor.

All of the foregoing restrictions and limitations are based on the governing provisions of the Code as of the date of adoption of this Plan. If at any time the Code is amended to permit the qualification of an Option as an incentive stock option without one or more of the foregoing restrictions or limitations or the terms of such restrictions or limitations are modified, the Board or a duly authorized committee may grant Incentive Options, and may modify outstanding Incentive Options in accordance with such changes, all to the extent that such action by the Board or duly authorized committee does not disqualify the Options from treatment as incentive stock options under the provisions of the Code as may be amended from time to time.

         12. Awards to Directors and Officers. To the extent the Company has a class of securities registered under the Exchange Act, Options and Stock Awards granted under the Plan to directors and officers (as defined in Rule 16a-1 promulgated under the Exchange Act or any amendment or successor rule of like tenor) intended to qualify for the exemption from section 16(b) of the Exchange Act provided in Rule 16b-3 shall be subject to the following requirements, in addition to the other restrictions and limitations set forth in this Plan:

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                  (a) The selection of any director or officer, the number of shares of Stock subject to an Option or Stock Award granted to such director or officer, and the terms of the Option shall be determined by the Board or a duly authorized committee, composed of two or more directors of the Company, all of whom are disinterested persons (as defined in Rule 16b-3).

                  (b) With respect to any award, the exercise price may not be less than the minimum required by applicable state law.

                  (c) Approval of the Plan by the shareholders of the Company shall have been solicited substantially in accordance with the rules and regulations in effect under section 14(a) of the Exchange Act or any amendment or successor statute in effect at the time of the approval or, if the Company is not subject to section 14(a) of the Exchange Act at the time of shareholder approval, such information as would have been required concerning the Plan under section 14(a) is provided to the shareholders at the first annual meeting of shareholders subsequent to the Company becoming subject to such rules.

                  (d) An Option or, if exercised, the Stock acquired on exercise, may not be transferred prior to the date that is more than six months subsequent to the date of the grant of the Option.

                  (e) The Stock received on the granting of a Stock Award may not be transferred prior to the date that is more than six months subsequent to the date of the Stock Award.

                  (f) An Option may not be transferred other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title 1 of the Employee Retirement Income Security Act. The designation of a beneficiary by an officer or director does not constitute a transfer.

                  (g) Any cash settlement of Options or Stock Awards, withholding of shares of Stock or Options or other rights to acquire Stock to satisfy the tax withholding obligations of the Company under the Code, or surrender or withholding of shares of Stock of Options or other rights to acquire Stock to pay the exercise price of the Option, shall be made in accordance with the requirements of Rule 16b-3 or any amendment or successor rule of like tenor.

All of the foregoing restrictions and limitations are based on the governing provisions of the Exchange Act and the rules and regulations promulgated thereunder as of the date of adoption of this Plan. If at any time the governing provisions are amended to permit an Option to be granted or exercised or a Stock Award to be granted pursuant to Rule 16b-3 or any amendment or successor rule of like tenor without one or more of the foregoing restrictions or limitations, or the terms of such restrictions or limitations are modified, the Board or a duly authorized committee may award Options or Stock Awards to directors and officers, and may modify outstanding Options or Stock Awards, in accordance with such changes, all to the extent that such action by the Board or a duly authorized committee does not disqualify the Options or Stock Awards from exemption under the provisions of Rule 16b-3 or any amendment or successor rule of similar tenor.

         13. Stock Appreciation Rights and Other Tandem Rights. The Board or a duly authorized committee, at the time of granting any award under the terms of this Plan, shall have the authority to grant stock appreciation rights or other

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tandem rights with respect to all or some of the shares of Stock covered by such award pursuant to which the holder shall have the right to surrender all or part of such award and thereby exercise the tandem rights; provided, however, that the holder shall not have such right to surrender and obtain payment during the first six months of the term of the award, except in the event of death or disability of holder during such six-month period. Any payment under the terms of the tandem rights may be made by the Company, at the discretion of the Board or a duly authorized committee as set forth in the written award, in Stock (at its fair market value on the date of the notice of exercise, as determined by the Board or committee) or in cash, or partly in Stock and partly in cash, as the Company may determine. Any stock appreciation rights or other tandem rights granted under the terms of this section may be exercised only when, and only to the extent that, the holder is entitled to exercise all or a portion of the underlying award. The terms of any stock appreciation or other rights granted shall, within the provisions of this Plan, be established by the Board or committee at the time of grant, and any rights created thereby can only be transferred in connection with the transfer of the underlying award. Stock appreciation rights may only be exercised at a time when the fair market value of the Stock subject to the award exceeds the exercise price of the award.

         14. Stock Awards. The Board or a duly authorized committee may grant Stock Awards to individuals eligible to participate in this Plan, to the individuals, in the amount, and subject to the provisions determined by the Board or a duly authorized committee. The Board or a duly authorized committee shall notify in writing each person selected to receive a Stock Award hereunder as soon as practicable after he or she has been so selected and shall inform such person of the number of shares he or she is entitled to receive, the approximate date on which such shares will be issued, and the Forfeiture Restrictions applicable to such shares. (For purposes hereof, the term "Forfeiture Restrictions" shall mean any prohibitions against sale or other transfer of shares of Stock granted under the Plan and the obligation of the holder to forfeit his or her ownership of or right to such shares and to surrender such shares to the Company on the occurrence of certain conditions.) The Board or a duly authorized committee may, at its discretion, require the payment in cash to the Company by the award recipient of the par value of the Stock. The shares of Stock issued pursuant to a Stock Award shall not be sold, exchanged, transferred, pledged, hypothecated, or otherwise disposed of during such period or periods of time which the Board or a duly authorized committee shall establish at the time of the grant of the Stock Award. If a Stock Award is made to an employee of the Company or its subsidiaries, the employee shall be obligated, for no consideration other than the amount, if any, of the par value paid in cash for such shares, to forfeit and surrender such shares as he or shall have received under the Plan which are then subject to Forfeiture Restrictions to the Company if he or she is no longer an employee of the Company or its subsidiaries for any reason; provided that, in the event of termination of the employee's employment by reason of death or total and permanent disability, the committee in its sole discretion may cancel the Forfeiture Restrictions. Certificates representing shares subject to Forfeiture Restrictions shall be appropriately legended as determined by the Board or a duly authorized committee to reflect the Forfeiture Restrictions, and the Forfeiture Restrictions shall be binding on any transferee of the shares.

        15. Assignment. At the time of grant of an Option, the Board or duly authorized Committee, in its sole discretion, may impose restrictions on the transferability of such an Option and provide that such Option shall not be transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code and that, except as permitted by the foregoing, such Options granted under the Plan

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and the rights and privileges thereby conferred shall not be transferred, assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment, or similar process. On any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of the Option, or of any right or privilege conferred thereby, contrary to the provisions thereof, or on the levy of any attachment or similar process on such rights and privileges, the Option and such rights and privileges shall immediately become null and void.

         16. Additional Terms and Provisions of Awards. The Board or duly authorized committee shall have the right to impose additional limitations on individual awards under the Plan. For example, and without limiting the authority of the Board or a duly authorized committee, an individual award may be conditioned on continued employment for a specified period or may be voided based on the award holder's gross negligence in the performance of his or her duties, substantial failure to meet written standards established by the Company for the performance of his or her duties, criminal misconduct, or willful or gross misconduct in the performance of his or her duties. In addition, the Board or a duly authorized committee may establish additional rights in the holders of individual awards at the time of grant. For example, and without limiting the authority of the Board or a duly authorized committee, an individual award may include the right to immediate payment of the value inherent in the award on the occurrence of certain events such as a change in control of the Company, all on the terms and conditions set forth in the award at the time of grant. The Board or a duly authorized committee may, at the time of the grant of the Option or Stock Award, establish any other terms, restrictions, or provisions on the exercise of an Option or the holding of Stock subject to the Stock Award as it deems appropriate. All such terms, restrictions, and provisions must be set forth in writing at the time of grant in order to be effective.

         17. Dilution or Other Adjustment. In the event that the number of shares of Stock of the Company from time to time issued and outstanding is increased pursuant to a stock split or a stock dividend, the number of shares of Stock then covered by each outstanding Option granted hereunder shall be increased proportionately, with no increase in the total purchase price of the shares then so covered, and the number of shares of Stock subject to the Plan shall be increased by the same proportion. Shares awarded under the terms of a Stock Award shall be entitled to the same rights as other issued and outstanding shares of Stock, whether or not then subject to Forfeiture Restrictions, although any additional shares of Stock issued to the holder of a Stock Award shall be subject to the same Forfeiture Restrictions as the Stock Award. In the event that the number of shares of Stock of the Company from time to time issued and outstanding is reduced by a combination or consolidation of shares, the number of shares of Stock then covered by each outstanding Option granted hereunder shall be reduced proportionately, with no reduction in the total purchase price of the shares then so covered, and the number of shares of Stock subject to the Plan shall be reduced by the same proportion. Shares awarded under a Stock Award shall be treated as other issued and outstanding shares of Stock, whether or not then subject to Forfeiture Restrictions. In the event that the Company should transfer assets to another corporation and distribute the stock of such other corporation without the surrender of Stock of the Company, and if such distribution is not taxable as a dividend and no gain or loss is recognized by reason of section 355 of the Code or any amendment or successor statute of like tenor, then the total purchase price of the Stock then covered by each outstanding Option shall be reduced by an amount that bears the same ratio to the total purchase price then in effect as the market value of the stock distributed in respect of a share of the Stock of the Company, immediately following the distribution, bears to the aggregate of the market value at such time of a share of the Stock of the Company plus the stock distributed in respect thereof. Shares issued under a Stock Award shall be treated as issued and outstanding whether or not subject to Forfeiture Restrictions, although any stock of the other corporation to be distributed with respect to the shares awarded under the Stock Award shall be subject to the Forfeiture Restrictions then applicable to such shares and may be held by the Company or otherwise subject to restrictions on transfer until the expiration of the Forfeiture

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Restrictions. In the event that the Company distributes the stock of a subsidiary to its shareholders, makes a distribution of a major portion of its assets, or otherwise distributes significant portion of the value of its issued and outstanding Stock to its shareholders, the number of shares then subject to each outstanding Option and the Plan, or the exercise price of each outstanding Option, may be adjusted in the reasonable discretion of the Board or a duly authorized committee. Shares awarded under a Stock Award shall be treated as issued and outstanding, whether or not subject to Forfeiture Restrictions, although any Stock, assets, or other rights distributed shall be subject to the Forfeiture Restrictions governing the shares awarded under the Stock Award and, at the discretion of the Board or a duly authorized committee, may be held by the Company or otherwise subject to restrictions on transfer by the Company until the expiration of such Forfeiture Restrictions. All such adjustments shall be made by the Board or duly authorized committee, whose determination upon the same, absent demonstrable error, shall be final and binding on all participants under the Plan. No fractional shares shall be issued, and any fractional shares resulting from the computations pursuant to this section shall be eliminated from the respective Option or Stock Award. No adjustment shall be made for cash dividends, for the issuance of additional shares of Stock for consideration approved by the Board, or for the issuance to stockholders of rights to subscribe for additional Stock or other securities.

         18. Options or Stock Awards to Foreign Nationals. The Board or a duly authorized committee may, in order to fulfill the purposes of this Plan and without amending the Plan, grant Options or Stock Awards to foreign nationals or individuals residing in foreign countries that contain provisions, restrictions, and limitations different from those set forth in this Plan and the Options or Stock Awards made to United States residents in order to recognize differences among the countries in law, tax policy, and custom. Such grants shall be made in an attempt to provide such individuals with essentially the same benefits as contemplated by a grant to United States residents under the terms of this Plan.

         19. Listing and Registration of Shares. Unless otherwise expressly provided on the granting of an award under this Plan, the Company shall have no obligation to register any securities issued pursuant to this Plan or issuable on the exercise of Options granted hereunder. Each award shall be subject to the requirement that if at any time the Board shall determine, in its sole discretion, that it is necessary or desirable to list, register, or qualify the shares covered thereby on any securities exchange or under any state or federal law, or obtain the consent or approval of any governmental agency or regulatory body as a condition of, or in connection with, the granting of such award or the issuance or purchase of shares thereunder, such award may not be made or exercised in whole or in part unless and until such listing, registration, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board or a duly authorized Committee..

         20. Expiration and Termination of the Plan. The Plan may be abandoned or terminated at any time by the Board or a duly authorized committee except with respect to any Options or Stock Awards then outstanding under the Plan. The Plan shall otherwise terminate on the earlier of the date that is: (i) ten years after the date the Plan is adopted by the Board; or (ii) ten years after the date the Plan is approved by the shareholders of the Company.

         21. Form of Awards. Awards granted under the Plan shall be represented by a written agreement which shall be executed by the Company and which shall contain such terms and conditions as may be determined by the Board or a duly authorized committee and permitted under the terms of this Plan. Option agreements evidencing Incentive Options shall contain such terms and conditions, among others, as may be necessary in the opinion of the Board or a duly authorized committee to qualify them as incentive stock options under section 422 of the Code or any amendment or successor statute of like tenor.

         22. No Right of Employment. Nothing contained in this Plan or any Option or Stock Award shall be construed as conferring on a director, officer, or employee any right to continue or remain as a director, officer, or employee of the Company or its subsidiaries.

         23. Amendment of the Plan. The Board or a duly authorized committee may modify and amend the Plan in any respect; provided, however, that to the extent such amendment or modification would cause the Plan to no longer comply with the applicable provisions of the Code with respect to Incentive Options or with the Exchange Act with respect to Options or Stock Awards granted to officers or directors under Rule 16b-3, such amendment or modification shall also be approved by the shareholders of the Company. If the Company has a class of securities registered under the Exchange Act, this Plan may not be amended more than once during any six month period, other than to comport with changes in the Code or the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder. Subject to the foregoing and, if the Company is subject to the provisions of 16(b) of the Exchange Act, the limitations of Rule 16b-3 promulgated under the Exchange Act or any amendment or successor rule of like tenor,

         Subject only to the foregoing prohibition against amending this Plan more than once during any six month period, the Plan shall be deemed to be automatically amended as is necessary (i) with respect to the issuance of Incentive Options, to maintain the Plan in compliance with the provisions of section 422 of the Code, and regulations promulgated thereunder from time to time, or any amendment or successor statute thereto, and (ii) with respect to Options or Stock Awards granted to officers and directors of the Company, to maintain the Plan in compliance with the provisions of Rule 16b-3 promulgated under the Exchange Act or any amendment or successor rule of like tenor.

                                                 ATTEST:


                                                   /s/ Andrew W. Pierce
                                                 -------------------------------
                                                  Andrew W. Pierce, Secretary


                             SECRETARY'S CERTIFICATE

         The undersigned, the duly constituted and elected secretary of Frontier Oil Exploration Company, hereby certifies that a duly constituted meeting of the shareholders held on July 22, 1996, pursuant to notice and at which a quorum was present in accordance with the requirements of law and the Company's articles of incorporation and bylaws, the foregoing Frontier Oil Exploration Company 1995 Stock Option and Award Plan was approved by the affirmative vote of the holders of a majority of the shares of Common Stock in attendance, in person or by proxy, at such meeting.

         DATED this  day of _____________, 1996.



                                                  /s/ Andrew W. Pierce
                                                 -------------------------------
                                                  Andrew W. Pierce, Secretary

                                      -10-